Third Quarter 2023 Earnings Exhibit 99.2

2 Disclosure This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes and adjusted operating expenses, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload and LTL segment fuel surcharges from revenue and nets these surcharges against fuel expense.

3 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation (Adj. NI / EPS uses normalized tax rate) KNX Q3 2023 Comparative Results 1,897 2,020 3Q22 3Q23 Total Revenue 6.5% 1,650 1,775 3Q22 3Q23 Revenue xFSC 7.6% 3Q22 3Q23 Operating Income (69.5%) 3Q22 3Q23 Adj. Operating Inc. 1 (60.8%) 3Q22 3Q23 Net Income (69.1%) 3Q22 3Q23 Adj. Net Income 1 (67.2%) 3Q22 3Q23 Earnings Per Share (69.4%) 3Q22 3Q23 Adj. EPS 1 In m ill io ns In m ill io ns In m ill io ns Truckload market remains challenging while LTL demand is strong (U.S. Xpress now included) Adjustments • $18.9M in Q3 2023 and $16.3M in Q3 2022 of amortization expense from mergers and acquisitions • $0.2M increase and $2.6M decrease in legal accrual related to settlements in Q3 2023 and Q3 2022, respectively • $0.9M decrease in fair value of contingent consideration in Q3 2023 (67.7%) $0.37 $1.21 $1.27 $0.41 67 205195 60 265 81 279 109

4 Truckload 981.5 57.3 % LTL 224.2 13.1 % Logistics 247.3 14.4 % Intermodal 132.9 7.8 % Other 128.1 7.5% 1714 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Truckload YTD Revenue includes proforma results of USX prior to the July 1st acquisition 3 Excludes intersegment transactions Q3 2023 YTD Q3 2023 Revenue xFSC 3 $ 1,180.0 M $ 2,875.3 M Adjusted Op Income 1 $ 60.1 M $ 244.6 M Adjusted OR 1 94.9% 91.5% ~ 16,952 irregular and 7,207 dedicated tractors Q3 2023 YTD Q3 2023 Revenue 3 $ 101.2 M $ 316.1 M Adjusted Op Income 1 $ (4.5) M $ (6.1) M Adjusted OR 1 104.5% 101.9% ~ 677 tractors, 12,669 containers Q3 2023 YTD Q3 2023 Revenue 3 $ 158.6 M $ 413.2 M Adjusted Op Income 1 $ 10.7 M $ 33.8 M Adjusted OR 1 93.3% 91.8 % Q3 2023 YTD Q3 2023 Revenue xFSC $ 240.0 M $ 682.5 M Adjusted Op Income 1 $ 36.2 M $ 100.9 M Adjusted OR 1 84.9% 85.2% ~ Approximately 112 Service Centers ~ Terminal door count of 4,462 Truckload 66% LTL 13% Logistics 9% Other 7% Intermodal 5% OTR 45% / Dedicated 21% Segment Overview LTL strength helping offset truckload freight demand weakness Truckload 2 Less-than-Truckload Intermodal Logistics Q3 2023 Revenue Diversification

5 Truckload Financial Metrics Q3 2023 Q3 2022 Change (Dollars in thousands) Revenue xFSC $1,179,978 $967,769 21.9 % Operating income $48,361 $175,802 (72.5%) Adjusted Operating Income 1 $60,148 $176,126 (65.8%) Operating ratio 96.5% 84.9% 1,160 bps Adjusted Operating Ratio 1 94.9% 81.8% 1,310 bps • 94.9% Adjusted Operating Ratio1 in Q3 2023 compared to 81.8% the previous year • Excluding the results of U.S. Xpress, Adjusted Operating Ratio improved sequentially • Sequentially our cost actions helped offset lower rates and higher fuel prices • Inclusion of U.S. Xpress truckload business negatively impacted the Adjusted Operating Ratio by 340 bps 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Truckload Operating Statistics Q3 2023 Q3 2022 Change Average revenue per tractor $48,842 $53,186 (8.2%) Average tractors 24,159 18,196 32.8 % Average trailers 95,976 75,432 27.2 % Miles per tractor 20,384 19,391 5.1 % Demand stable, but lower rates and rising fuel prices were headwinds Operating Performance - Truckload

6 • 84.9% Adjusted Operating Ratio1 in Q3 2023 • $36.2M of Adjusted Operating Income1 • Volumes built throughout the quarter as a result of disruption in the industry • Connected LTL network and use of shipment dimensioning technology will provide revenue growth opportunities LTL Operating Statistics Q3 2023 Q3 2022 Change LTL shipments per day 19,712 18,809 4.8 % LTL weight per shipment 1,042 1,052 (1.0%) LTL revenue xFSC per hundredweight $15.91 $14.37 10.7 % LTL revenue xFSC per shipment $165.80 $151.07 9.8% 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. LTL Financial Metrics Q3 2023 Q3 2022 Change (Dollars in thousands) Revenue xFSC $239,984 $224,443 6.9 % Operating income $32,275 $30,859 4.6 % Adjusted Operating Income 1 $36,195 $34,891 3.7 % Operating ratio 88.6% 88.9% (30 bps) Adjusted Operating Ratio 1 84.9% 84.5% 40 bps Operating Performance - LTL Continued strong performance, poised for further growth

7 • 93.3% Adjusted Operating Ratio1 during the quarter • 18.0% Gross margin, 290 bps decrease from prior year • Excluding the results of U.S.Xpress, revenue was stable sequentially 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Logistics Operating Statistics Q3 2023 Q3 2022 Change Revenue per load $1,671 $1,985 (15.8%) Gross margin 18.0% 20.9% (290 bps) Logistics Financial Metrics Q3 2023 Q3 2022 Change (Dollars in thousands) Revenue ex intersegment $158,601 $209,964 (24.5%) Operating income $10,364 $27,459 (62.3%) Adjusted Operating Income 1 $10,699 $27,794 (61.5%) Operating ratio 93.5% 87.0% 650 bps Adjusted Operating Ratio 1 93.3% 86.8% 650 bps Remaining nimble in a challenging environment, U.S. Xpress making meaningful progress Operating Performance - Logistics Extensive Trailer Network Powers Supply Chains

8 • 104.5% operating ratio during Q3 2023 compared with 90.2% the prior year • 26.6% year-over-year decrease in average revenue per load • 5.5% increase in load counts • Average container count stable sequentially at approximately 12,700 units • Intermodal reached breakeven in September, expect additional modest improvement for balance of year Intermodal Operating Statistics Q3 2023 Q3 2022 Change Average revenue per load $2,714 $3,699 (26.6%) Load count 37,292 35,354 5.5 % Average tractors 677 628 7.8 % Average containers 12,669 12,138 4.4 % Intermodal Financial Metrics Q3 2023 Q3 2022 Change (Dollars in thousands) Revenue ex intersegment $101,219 $130,777 (22.6%) Operating income $(4,524) $12,834 (135.3%) Operating ratio 104.5% 90.2% 1,430 bps Operating Performance - Intermodal Competitive truckload market continues to challenge revenue

9 Q3 Non-Reportable Performance: • (14.2%) decrease in revenue to $119.7M • ($5.4M) in operating loss ◦ Third party insurance business posted $15.9M loss largely due to prior year unfavorable claim development Insurance challenges continue, evaluating strategic alternatives Executing Strategic Pivot on Third Party Insurance • Significantly reduced exposure to third party insurance risk in an unusually difficult environment for small operators • Near term headwind to revenue growth for this program • Evaluating strategic alternatives to mitigate volatility, including reinsurance strategies Operating Performance - Non-Reportable Non-Reportable Financial Metrics Q3 2023 Q3 2022 Change (Dollars in thousands) Revenue $119,677 $139,435 (14.2%) Operating (loss) income $(5,420) $18,487 (129.3%)

10 Measurable and meaningful progress underway • Cost per mile improved mid-single digits sequentially • Rate per mile up low-single digits sequentially • Converted 9 of 10 locations to terminal-centric model • Reduced spot exposure from ~45% to ~15% • Eliminated broker freight • Capturing synergies, realizing ~$8M per month exiting Q3 Ahead of schedule to achieve operating profit, before interest expense, in 1H of 2024 • Expect business to be accretive to EPS for full year 2024 • On track to achieve $1.00 EPS accretion in 2026 U.S. Xpress - Business Update Ahead of schedule, positioning for accretion

11 • LTL demand remains solid as recent disruption continues to be sorted out • LTL improvement in revenue (excluding fuel) per hundredweight year-over-year • Truckload - muted peak season demand with limited non-contract opportunities • Truckload - spot rates show minimal improvement in line with seasonal patterns • Truckload - capacity continues to exit at an accelerating rate • Cost inflation continues to be a challenge, though pace eases • Equipment availability continues to improve • Demand in the used equipment market weakens further as small carriers struggle • Labor alternatives in the general economy remain attractive, providing a headwind to hiring and utilization until freight conditions improve Market Outlook Q4 2023

12 Q4 2023 Guidance Assumptions • Truckload rates stabilize at current levels for the fourth quarter • Truckload tractor count down modestly sequentially • Excluding the results of U.S. Xpress miles per tractor increase low single digits year-over-year in Q4 • LTL revenue (xFSC) increases mid-teens Q4 year over year with similar margin profile • LTL shipment count and revenue (xFSC) per hundredweight improve high single digit % year over year in Q4 • U.S. Xpress Adjusted EPS estimated dilutive impact in Q4 expected to be approximately ($0.05) as performance continues to improve • Logistics volume and revenue per load stabilize in Q4 with OR stable in the low 90's • Intermodal Operating Ratio slightly profitable with volumes stable sequentially • Non-reportable operating income to decline roughly $10M - $15M sequentially as third-party insurance losses are expected to be $10M - $15M and our other businesses experience their typical seasonal slowdown • Gain on sale range $8M to $12M including U.S. Xpress • Expect minimal increase in interest expense from Q3 • Net cash capex is expected to be $700M - $750M for the full year including U.S. Xpress • Tax rate expected to be approximately 26% for 4Q 2023 Updated expected Adjusted EPS for 2023 from $2.10 - $2.30 to new range of $2.10 - $2.20 2023 Guidance

Appendix

# Non-GAAP Reconciliation

## Adjusted Operating Income and Adjusted Operating Ratio [1 2] (Unaudited)

| | Quarter Ended September 30, | | Year-to-Date September 30, | |
|---|---|---|---|---|
| | 2023 | 2022 | 2023 | 2022 |
| **GAAP Presentation** | (Dollars in thousands) | | | |
| Total revenue | $ 2,019,936 | $ 1,896,839 | $ 5,209,847 | $ 5,684,959 |
| Total operating expenses | (1,938,880) | (1,631,398) | (4,889,974) | (4,795,654) |
| Operating income | $ 81,056 | $ 265,441 | $ 319,873 | $ 889,305 |
| Operating ratio | 96.0 % | 86.0 % | 93.9 % | 84.4 % |
| **Non-GAAP Presentation** | | | | |
| Total revenue | $ 2,019,936 | $ 1,896,839 | $ 5,209,847 | $ 5,684,959 |
| Truckload fuel surcharge | (244,687) | (246,857) | (593,857) | (692,568) |
| Revenue, excluding truckload fuel surcharge | 1,775,249 | 1,649,982 | 4,615,990 | 4,992,391 |
| Total operating expenses | 1,938,880 | 1,631,398 | 4,889,974 | 4,795,654 |
| Adjusted for: | | | | |
| Truckload fuel surcharge | (244,687) | (246,857) | (593,857) | (692,568) |
| Amortization of intangibles [3] | (18,907) | (16,254) | (51,595) | (48,635) |
| Impairments [4] | — | — | — | (810) |
| Legal accruals [5] | (150) | 2,640 | (1,150) | (415) |
| Transaction fees [6] | — | — | (6,868) | — |
| Other acquisition related expenses [7] | (6,546) | — | (6,546) | — |
| Severance expense [8] | (3,699) | — | (5,151) | — |
| Change in fair value of deferred earnout [9] | 859 | — | 3,359 | — |
| Adjusted Operating Expenses | 1,665,750 | 1,370,927 | 4,228,166 | 4,053,226 |
| Adjusted Operating Income | $ 109,499 | $ 279,055 | $ 387,824 | $ 939,165 |
| Adjusted Operating Ratio | 93.8 % | 83.1 % | 91.6 % | 81.2 % |

14 | KNIGHT SWIFT

15 Adjusted Operating Income and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of U.S. Xpress and its subsidiaries prior to its acquisition by Knight-Swift on July 1, 2023 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the ACT acquisition, the U.S. Xpress acquisition, and other acquisitions. 4 "Impairments" reflects the non-cash impairment of building improvements (within our non-reportable segments). 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • During the second and third quarters of 2023, legal expense reflects the increased estimated exposures for various accrued legal matters based on recent settlement agreements. First quarter 2023 legal expense reflects a decrease in the estimated exposure related to an accrued legal matter previously identified as probable and estimable in prior periods based on a recent settlement agreement. • During the second and third quarters of 2022, the company decreased the estimated exposure related to an accrued legal matter previously identified as probable and estimable in prior periods based on a recent settlement agreement. Additional 2022 legal costs relate to certain lawsuits arising from employee and contract related matters. 6 "Transaction fees" reflects certain legal and professional fees associated with the July 1, 2023 acquisition of U.S. Xpress. The transaction fees are primarily included within "Miscellaneous operating expenses" and "Salaries, Wages, and benefits" and with smaller amounts included in other line items in the condensed statements of comprehensive income. 7 "Other acquisition related expenses" represents one-time expenses associated with the U.S. Xpress acquisition, including certain severance expense, including the acceleration of stock compensation as well as other operating expenses. These are primarily included within "Salaries, wages, and benefits" in the condensed statements of comprehensive income. 8 "Severance expense" is included within "Salaries, wages, and benefits" in the condensed statements of comprehensive income. 9 "Change in fair value of deferred earnout" reflects the benefits for the change in fair value of deferred earnouts related to various acquisitions in the prior years, which are recorded in "Miscellaneous operating expenses." Non-GAAP Reconciliation

16 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended September 30, Year-to-Date September 30, 2023 2022 2023 2022 (Dollars in thousands, except per share data) GAAP: Net income attributable to Knight-Swift $ 60,194 $ 194,795 $ 227,804 $ 622,624 Adjusted for: Income tax expense attributable to Knight-Swift (1,220) 65,679 53,474 206,943 Income before income taxes attributable to Knight-Swift 58,974 260,474 281,278 829,567 Amortization of intangibles 3 18,907 16,254 51,595 48,635 Impairments 4 — — — 810 Legal accruals 5 150 (2,640) 1,150 415 Transaction fees 6 — — 6,868 — Other acquisition related expenses 7 6,546 — 6,546 — Severance expense 8 3,699 — 5,151 — Change in fair value of deferred earnout 9 (859) — (3,359) — Adjusted income before income taxes 10 87,417 274,088 349,229 879,427 Provision for income tax expense at effective rate (20,255) (69,121) (84,958) (219,408) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 67,162 $ 204,967 $ 264,271 $ 660,019 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. 9 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 9. 10 For the third quarter and year-to-date of 2023, an effective tax rate of 23.2% and 24.3%, respectively was applied in our Adjusted EPS calculation to exclude the tax benefit from the partial release of the pre-acquisition allowance associated with the U.S. Xpress net operating loss and tax credit carryforward benefits. Non-GAAP Reconciliation

17 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended September 30, Year-to-Date September 30, 2023 2022 2023 2022 GAAP: Earnings per diluted share $ 0.37 $ 1.21 $ 1.41 $ 3.80 Adjusted for: Income tax expense attributable to Knight-Swift (0.01) 0.41 0.33 1.26 Income before income taxes attributable to Knight-Swift 0.36 1.61 1.74 5.07 Amortization of intangibles 3 0.12 0.10 0.32 0.30 Impairments 4 — — — — Legal accruals 5 — (0.02) 0.01 — Transaction fees 6 — — 0.04 — Other acquisition related expenses 7 0.04 — 0.04 — Severance expense 8 0.02 — 0.03 — Change in fair value of deferred earnout 9 (0.01) — (0.02) — Adjusted income before income taxes 0.54 1.70 2.16 5.37 Provision for income tax expense at effective rate (0.13) (0.43) (0.53) (1.34) Non-GAAP: Adjusted EPS $ 0.41 $ 1.27 $ 1.63 $ 4.03 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. 9 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 9. 10 For the third quarter and year-to-date of 2023, an effective tax rate of 23.2% and 24.3%, respectively was applied in our Adjusted EPS calculation to exclude the tax benefit from the partial release of the pre-acquisition allowance associated with the U.S. Xpress net operating loss and tax credit carryforward benefits. Non-GAAP Reconciliation

18 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended September 30, Year-to-Date September 30, Truckload Segment 2 2023 2022 2023 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 1,380,781 $ 1,160,735 $ 3,346,685 $ 3,430,075 Total operating expenses (1,332,420) (984,933) (3,114,514) (2,842,860) Operating income $ 48,361 $ 175,802 $ 232,171 $ 587,215 Operating ratio 96.5% 84.9% 93.1% 82.9 % Non-GAAP Presentation Total revenue $ 1,380,781 $ 1,160,735 $ 3,346,685 $ 3,430,075 Fuel surcharge (200,503) (192,685) (469,771) (538,277) Intersegment transactions (300) (281) (1,583) (1,016) Revenue, excluding fuel surcharge and intersegment transactions 1,179,978 967,769 2,875,331 2,890,782 Total operating expenses 1,332,420 984,933 3,114,514 2,842,860 Adjusted for: Fuel surcharge (200,503) (192,685) (469,771) (538,277) Intersegment transactions (300) (281) (1,583) (1,016) Amortization of intangibles 3 (2,605) (324) (3,247) (971) Other acquisition related expenses 4 (6,546) — (6,546) — Severance 5 (2,636) — (2,636) — Adjusted Operating Expenses 1,119,830 791,643 2,630,731 2,302,596 Adjusted Operating Income $ 60,148 $ 176,126 $ 244,600 $ 588,186 Adjusted Operating Ratio 94.9% 81.8% 91.5% 79.7% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions and the U.S. Xpress acquisition. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. Non-GAAP Reconciliation

19 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended September 30, Year-to-Date September 30, LTL Segment 2023 2022 2023 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 284,168 $ 278,615 $ 806,577 $ 817,587 Total operating expenses (251,893) (247,756) (717,482) (716,584) Operating income $ 32,275 $ 30,859 $ 89,095 $ 101,003 Operating ratio 88.6% 88.9% 89.0% 87.6 % Non-GAAP Presentation Total revenue $ 284,168 $ 278,615 $ 806,577 $ 817,587 Fuel surcharge (44,184) (54,172) (124,086) (154,291) Revenue, excluding fuel surcharge 239,984 224,443 682,491 663,296 Total operating expenses 251,893 247,756 717,482 716,584 Adjusted for: Fuel surcharge (44,184) (54,172) (124,086) (154,291) Amortization of intangibles 2 (3,920) (4,032) (11,760) (11,972) Adjusted Operating Expenses 203,789 189,552 581,636 550,321 Adjusted Operating Income $ 36,195 $ 34,891 $ 100,855 $ 112,975 Adjusted Operating Ratio 84.9% 84.5% 85.2% 83.0% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT and MME acquisitions. Non-GAAP Reconciliation

20 Quarter Ended September 30, Year-to-Date September 30, Logistics Segment 2023 2022 2023 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 159,489 $ 210,673 $ 417,715 $ 741,374 Total operating expenses (149,125) (183,214) (384,965) (630,565) Operating income $ 10,364 $ 27,459 $ 32,750 $ 110,809 Operating ratio 93.5% 87.0% 92.2% 85.1 % Non-GAAP Presentation Total revenue $ 159,489 $ 210,673 $ 417,715 $ 741,374 Intersegment transactions (888) (709) (4,555) (3,920) Revenue, excluding intersegment transactions 158,601 209,964 413,160 737,454 Total operating expenses 149,125 183,214 384,965 630,565 Adjusted for: Intersegment transactions (888) (709) (4,555) (3,920) Amortization of intangibles 2 (335) (335) (1,003) (1,003) Adjusted Operating Expenses 147,902 182,170 379,407 625,642 Adjusted Operating Income $ 10,699 $ 27,794 $ 33,753 $ 111,812 Adjusted Operating Ratio 93.3% 86.8% 91.8% 84.8 % Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the UTXL acquisition. Non-GAAP Reconciliation

21 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended September 30, Year-to-Date September 30, Intermodal Segment 2023 2022 2023 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 101,219 $ 130,777 $ 316,118 $ 372,870 Total operating expenses (105,743) (117,943) (322,172) (330,694) Operating (loss) income $ (4,524) $ 12,834 $ (6,054) $ 42,176 Operating ratio 104.5% 90.2% 101.9% 88.7 % Non-GAAP Presentation Total revenue $ 101,219 $ 130,777 $ 316,118 $ 372,870 Intersegment transactions — — — (47) Revenue, excluding intersegment transactions 101,219 130,777 316,118 372,823 Total operating expenses 105,743 117,943 322,172 330,694 Adjusted for: Intersegment transactions — — — (47) Adjusted Operating Expenses 105,743 117,943 322,172 330,647 Adjusted Operating (Loss) Income $ (4,524) $ 12,834 $ (6,054) $ 42,176 Adjusted Operating Ratio 104.5% 90.2% 101.9% 88.7% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. Non-GAAP Reconciliation